                                                             EXHIBIT 10(FF)

                AGREEMENT FOR THE PURCHASE AND SALE OF PROPERTY
                -----------------------------------------------

     THIS AGREEMENT FOR THE PURCHASE AND SALE OF PROPERTY (this "Agreement"), is made and entered into as of the 10th day of October, 1996, by and between TCI VALWOOD LIMITED PARTNERSHIP I, a Texas limited partnership (hereinafter referred to as "Seller"), and FUND VIII AND FUND IX ASSOCIATES, a Georgia joint venture (hereinafter referred to as "Purchaser").

                                  WITNESSETH:

     WHEREAS, Seller desires to sell and Purchaser desires to purchase the Property (as hereinafter defined) subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the premises, the mutual agreements contained herein, the sum of Ten Dollars ($10.00) in hand paid by Purchaser to Seller at and before the sealing and delivery of these presents and for other good and valuable consideration, the receipt, adequacy, and sufficiency which are hereby expressly acknowledged by the parties hereto, the parties hereto do hereby covenant and agree as follows:

     1.  Purchase and Sale of Property.  Subject to and in accordance with the
         -----------------------------
terms and provisions of this Agreement, Seller hereby agrees to sell to Purchaser and Purchaser hereby agrees to purchase from Seller, the Property, which term "Property" shall mean and include the following:

          (a) all that tract or parcel of land located in Farmers Branch, Dallas County, Texas containing approximately 4.864 acres, and being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof (herein referred to as the "Land"); and

          (b) all rights, privileges, and easements appurtenant to the Land, including, without limitation, the Easement Estate described in the Reciprocal Easement Agreement recorded in Volume 96157, page 1544, Deed Records, Dallas County, Texas, and all water rights, mineral rights, reversions, or other appurtenances to said Land, and all right, title, and interest of Seller, if any, in and to any land lying in the bed of any street, road, alley, or right-of-way, open or proposed, adjacent to or abutting the Land; and

          (c) all buildings, structures, and improvements situated on the Land, and all apparatus, built-in appliances, equipment, pumps, machinery, plumbing, heating, air conditioning, elevators, electrical and other fixtures owned by Seller and located on or to be located on the Land (all of which are herein collectively referred to as the "Improvements"); and

          (d) all of Seller's right, title, and interest, as landlord or lessor, in and to the Lease (as hereinafter defined); and

          (e) all of Seller's right, title, and interest, if any, in and to the plans and specifications with respect to the Improvements and any guarantees, trademarks, rights of copyright, warranties, or other rights related to the ownership of or use and operation of the Land or Improvements, all governmental licenses and permits, personal property, if any, and all intangibles associated with the Land and Improvements, including the name of the Improvements and the logo therefor, if any.

     2.   Purchase Price.  Subject to adjustment and credits as otherwise
          --------------
specified in this Agreement, the purchase price (the "Purchase Price") to be paid by Purchaser to Seller for the Property shall be Four Million, Four Hundred Fifty Thousand Dollars ($4,450,000.00). The Purchase Price shall be paid by Purchaser to Seller at the Closing (as hereinafter defined) by wire transfer of immediately available federal funds, subject to prorations, adjustments and credits as otherwise specified in this Agreement.

     3.   Title.  Seller covenants and agrees that Seller, at its sole cost and
          -----
expense, shall cause Chicago Title Insurance Company, or such other such title insurance company acceptable to Purchaser (herein referred to as the "Title Company") to deliver to Purchaser a standard Texas Owner Policy of Title Insurance (herein referred to as the ("Title Policy") without endorsements insuring good and indefeasible fee simple record title to the Property to be in Purchaser with exceptions (herein referred to as the ("Permitted Exceptions") as set forth by the Title Company. Purchaser, at its sole cost and expense, may obtain such endorsements and changes to the Title Policy as it desires and can negotiate with the Title Company.

     4.   Representations and Warranties of Seller.  Seller hereby makes the
          ----------------------------------------
following representations and warranties to Purchaser:

          (a) Lease.  Attached hereto as Exhibit "B" and by this reference made
              -----
     a part hereof are true and accurate copies of (i) that certain Build to Suit Industrial Lease Agreement dated November 1, 1995, by and between Industrial Developments International, Inc., as Landlord, and TCI Central, Inc., as Tenant, (ii) that certain First Amendment to Lease Agreement dated as of July 16, 1996, and (iii) that certain Second Amendment to Build to Suit Industrial Lease Agreement dated as of August 29, 1996, which comprise the only lease in effect relating to the Property (such lease, as modified and amended, being herein referred to as the "Lease"). Seller is the owner of the landlord's interest under the Lease and owns unencumbered legal title to the Lease and the rents and other income thereunder, subject only to the collateral assignment of the Lease and the rents thereunder in favor of the holder of any existing mortgage or deed of trust encumbering the Property, which mortgage or deed of trust shall be canceled and satisfied by Seller at the Closing.

          (b) Lease - Assignment.  To Seller's knowledge, without a duty to
              ------------------
     inquire, the Tenant has not assigned its interest in the Lease or sublet any portion of the premises leased to the Tenant under the Lease.

          (c) Lease - Default.  (i) Seller has not received any notice of
              ---------------
     termination or default under the Lease, (ii) to the Seller's knowledge, without a duty to inquire, there are no existing or uncured defaults by Seller or by the Tenant under the Lease, (iii) to the Seller's knowledge, without a duty to inquire, there are no events which with the passage of time or notice, or both, would constitute a default by Seller or by the Tenant, and Seller has complied with each and every undertaking, covenant, and obligation of landlord under the Lease arising during Seller's ownership of the Property, and (iv) Seller has not received notice that Tenant has asserted any defense, set-off, or counterclaim with respect to its tenancy or its obligation to pay rent, additional rent, or other charges pursuant to the Lease.

          (d) Lease - Rents and Special Consideration.  Tenant, except as
              ---------------------------------------
     evidenced by the express terms of the Lease: (i) has not prepaid rent for more than one month in advance under the Lease, (ii) is not entitled to receive any rent concession in connection with its tenancy under the Lease which has not already been received, (iii) is not entitled to any special work (not yet performed), or consideration (not yet given) in connection with its tenancy under the Lease; and (iv) does not have any deed, option, or other evidence of any right or interest in or to the Property, except as evidenced by the express terms of the Lease.

          (e) Lease - Commissions.  Except as set fort in that certain Lease
              -------------------
     Commission Agreement, dated September 15, 1995, by and between R.A. Mohr & Associates, Inc. and Industrial Developments International, Inc., a copy of which Purchaser acknowledges that it has received, no rental, lease, or other commissions with respect to the Lease is payable to Seller, any partner of Seller, any party affiliated with or related to Seller or third party.

          (f) No Other Agreements.  Other than the Lease and the Permitted
              -------------------
     Exceptions, Seller has not entered into any leases, service contracts, management agreements, or other agreements or instruments, to which Seller is a party and that grant to any person whomsoever or any entity whatsoever any right, title, interest or benefit in or to all or any part of the Property or any rights relating to the use, operation, management, maintenance, or repair of all or any part of the Property.

          (g) No Litigation.  To Seller's knowledge, without a duty to
              -------------
     investigate, there are no actions, suits, or proceedings pending, or, threatened by any organization, person, individual, or governmental agency against Seller with respect to the Property or against the Property, nor does Seller have any knowledge of any basis for such action. Seller has no knowledge of any pending or threatened application for changes in the zoning applicable to the Property or any portion thereof.

          (h) Condemnation.  To Seller's knowledge, without a duty to
              ------------
     investigate, no condemnation or other taking by eminent domain of the Property or any portion thereof has been instituted and, there are no pending or threatened condemnation or eminent domain proceedings (or proceedings in the nature or in lieu thereof) affecting the Property or any portion thereof or its use.

          (i) Proceedings Affecting Access.  To Seller's knowledge, without a
              ----------------------------
     duty to investigate, the Property will be served by a curb cut for direct vehicular access to and from Senlac Drive, adjoining the Property, which is a public road. To Seller's knowledge, without a duty to investigate, there are no pending or threatened proceedings that could have the effect of impairing or restricting access between the Property and such adjacent public road.

          (j) No Assessments.  To Seller's knowledge, without a duty to
              --------------
     investigate, except for assessments by the property owner's association having jurisdiction over the Property which have been paid if due and owing, no assessments have been made against the Property that are unpaid, whether or not they have become liens, and there are no pending assessments.

          (k) Violations.  Seller has not received written notice of any
              ----------
     violations of law, municipal or county ordinances, recorded covenants, or other legal requirements with respect to the Property that remain uncured, and to Seller's knowledge, without a duty to investigate, the Improvements thereon comply with all applicable legal requirements with respect to the use, occupancy and construction thereof, except as set forth on the survey of the Property and except as set forth in the other documents provided to Purchaser.

          (l) Improvements.  To Seller's knowledge, without a duty to
              ------------
     investigate, (i) there are no structural or other defects, latent or otherwise, in the Improvements, (ii) the heating, ventilating, air conditioning, electrical, plumbing, water, roofing, elevators (if any), storm drainage and sanitary sewer systems at or servicing the Land and Improvements are in good condition and working order and there are no defects or deficiencies, latent or otherwise, therein.

          (m) Bankruptcy.  Seller is solvent and has not made a general
              ----------
     assignment for the benefit of creditors nor been adjudicated a bankrupt or insolvent, nor h liquidator, or trustee for any of Seller's properties (including the Property) been appointed or a petition filed by or to Seller's knowledge against Seller for bankruptcy, reorganization, or arrangement pursuant to the Federal Bankruptcy Act or any similar Federal or state statute, or any proceeding instituted for the dissolution or liquidation of Seller.

          (n) Pre-existing Right to Acquire.  No person or entity has any right
              -----------------------------
     or option to acquire the Property or any portion thereof which will have any force or effect after the execution of this Agreement, other than Purchaser, except as set forth in the Lease.

          (o) Effect of Certification.  Neither this Agreement nor the
              -----------------------
     transactions contemplated herein will constitute a breach or violation of, or default under, or will be modified, restricted, or precluded by the Leases or the Permitted Exceptions.

          (p) Authorization.  Seller is a duly organized and validly existing
              -------------
     limited partnership under the laws of the State of Texas and has duly registered in any jurisdiction where it is required to do so. This Agreement has been duly authorized and executed on behalf of Seller and constitutes the valid and binding agreement of Seller, enforceable in accordance with its terms, and all necessary action on the part of Seller to authorize the transactions herein contemplated has been taken, and no further action is necessary for such purpose.

          (q) Seller Not a Foreign Person.  Neither Seller nor the owner of
              ---------------------------
     beneficial title to the Property is a "foreign person" which would subject Purchaser to the withholding tax provisions of Section 1445 of the Internal Revenue Code of 1986, as amended.

     5.   Seller's Additional Covenants.  Seller does hereby further covenant
          -----------------------------
and agree as follows:

          (a) Tenant Estoppel Certificate.  At or prior to Closing, Seller shall
              ---------------------------
     obtain and deliver to Purchaser a fully completed estoppel certificate with respect to the Lease (herein referred to as the "Tenant Estoppel Certificate") duly executed by the Tenant thereunder. The Tenant Estoppel Certificate shall be executed as of a date not more than twenty (20) days prior to Closing.

     6.   Closing.  The consummation of the sale by Seller and purchase by
          -------
Purchaser of the Property (herein referred to as the "Closing") shall be held on or October 8, 1996, at the office of the Title Company, which is located at 350
N. St. Paul, Suite 250, Dallas, Texas 75201, with Sue Johnson as the closer.

     7.   Seller's Closing Documents.  For and in consideration of, and as a
          --------------------------
condition precedent to, Purchaser's delivery to Seller of the Purchase Price described in Paragraph 2 hereof, Seller shall obtain or execute, at Seller's expense, and deliver to Purchaser at Closing the following documents (all of which shall be duly executed, acknowledged, and notarized where required):

          (a) Deed.  A Special Warranty Deed ("Special Warranty Deed") conveying
              ----
     to Purchaser indefeasible fee simple title to the Land and

     Improvements, together with all rights, members, easements, and appurtenances thereto, subject only to the Permitted Exceptions. The legal description set forth in the Special Warranty Deed shall be as set forth on Exhibit "A" attached hereto. In the event Purchaser shall obtain a new or updated survey of the Land and Improvements and the legal description set forth in Purchaser's survey shall differ from the legal description set forth on Exhibit "A" hereto, Seller shall execute and deliver to Purchaser a quitclaim deed containing a legal description based upon such survey obtained by Purchaser;

          (b) Blanket Transfer.  A Blanket Transfer and Assignment in the form
              ----------------
     and substance of Exhibit "C" attached hereto and by this reference made a part hereof;

          (c) Assignment and Assumption of Lease.  An Assignment and Assumption
              ----------------------------------
     of Lease in the form and substance of Exhibit "D" attached hereto and by this reference made a part hereof, assigning to Purchaser all of Seller's right, title, and interest in and to the Lease and the rents thereunder;

          (d) FIRPTA Certificate.  A FIRPTA Certificate in the form and
              ------------------
     substance of Exhibit "E" attached hereto and by this reference made a part hereof;

          (e) Surveys and Plans.  Such surveys, site plans, plans and
              -----------------
     specifications, and other matters relating to the Property as are described in subparagraph (a) of the Blanket Transfer and Assignment and are in the possession of Seller or Seller's agents;

          (f) Certificates of Occupancy.  If in Seller's possession, the
              -------------------------
     original certificates of occupancy for all space within the Improvements;

          (g) Estoppel Certificate.  The estoppel certificate referred to in
              --------------------
     Paragraph 5 hereof;

          (h) Keys and Records.  All of the keys in Seller's possession to any
              ----------------
     doors or locks on the Property and the original tenant files and other books and records relating to the Property in Seller's possession;

          (i) Tenant Notice.  Notice from Seller to the Tenant of the sale of
              -------------
     the Property to Purchaser in such form as Purchaser shall reasonably approve;

          (j) Settlement Statement.  A settlement statement setting forth the
              --------------------
     amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;

          (k) Lease.  If in Seller's possession, an original executed
              -----
     counterpart of the Lease and all amendments thereto;

          (l) Warranties.  If in Seller's possession, original executed
              ----------
     counterparts of all warranties affecting the Property. If originals are not available, the a copy of all such warranties.

          (m) Other Documents.  Such other documents as shall be reasonably
              ---------------
     required by Purchaser's counsel.

     8.   Purchaser's Closing Documents.  Purchaser shall deliver the balance of
          -----------------------------
the Purchase Price and shall obtain or execute and deliver to Seller at Closing the following documents, all of which shall be duly executed and acknowledged where required and shall survive the Closing:

          (a) Blanket Transfer.  A Blanket Transfer and Assignment in the form
              ----------------
     and substance of Exhibit "C" attached hereto;

          (b) Assignment and Assumption of Lease.  The Assignment and Assumption
              ----------------------------------
     of Lease in the form and substance of Exhibit "D" hereto;

          (c) Settlement Statement.  A settlement statement setting forth the
              --------------------
     amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;

          (d) Other Documents.  Such other documents as shall be reasonably
              ---------------
     required by Seller's counsel.

     9.   Closing Costs.  Seller shall pay the cost of the Title Policy, the
          -------------
attorneys' fees of Seller, one-half of the escrow fee (not to exceed $400 in total), and all other costs and expenses incurred by Seller in closing and consummating the purchase and sale of the Property pursuant hereto. Purchaser shall pay the costs of all endorsements and modifications to the Title Policy, one-half of the escrow fee, one-half of the escrow fee (not to exceed $400 in total), its attorneys' fees and all other costs and expenses incurred by Purchaser in closing and consummating the purchase and sale of the Property pursuant hereto.

     10.  Prorations.  The following items shall be prorated and/or credited
          ----------
between Seller and Purchaser as of Midnight preceding the date of Closing:

          (a) Rent.  Rent, additional rents, operating costs, and other income
              ----
     of the Property (other than security deposits) collected by Seller from Tenant for the month of Closing. Purchaser shall also receive a credit against the Purchase Price payable by Purchaser to Seller at Closing for any rents or other sums (not including security deposits) prepaid by Tenant for any period following the month of Closing. Seller hereby acknowledges that Purchaser shall not be legally responsible to Seller for the collection of any uncollected rent or other income under the Lease that is past due or otherwise due and payable as of the date of Closing. Purchaser agrees that if (i) Tenant is in arrears on the date of Closing in the payment of rent or other charges under the Lease, and (ii) upon Purchaser's receipt of any rental or other payment from Tenant, Tenant is, or after application of a portion of such payment will be, current under the Lease in the payment of all accrued rental and other charges that become due and payable on the date of Closing or thereafter and in the payment of any other obligations of Tenant to Purchaser, then Purchaser shall refund to Seller, out of and to the extent of the portion of such payment remaining after Purchaser deducts therefrom any and all sums due and owing to Purchaser from Tenant from and after the date of Closing, an amount up to the full amount of any arrearage existing on the date of Closing.

          (b) Property Taxes.  Except for such taxes which are the
              --------------
     responsibility of Tenant and for which Seller has not received payment, City, state, county, and school district ad valorem taxes based on the ad valorem tax bills for the Property, if then available, or if not, then on the basis of the latest available tax figures and information. Should such proration be based on such latest available tax figures and information and prove to be inaccurate upon receipt of the ad valorem tax bills for the Property for the year of Closing, either Seller or Purchaser, as the case may be, may demand at any time after Closing a payment from the other correcting such malapportionment. In addition, if after Closing there is an adjustment or reassessment by any governmental authority with respect to, or affecting, any ad valorem taxes for the Property for the year of Closing or any prior year, any additional tax payment or refund for the Property required to be paid or refunded with respect to the year of Closing shall be prorated between Purchaser and Seller and any such additional tax payment or refund for the Property for any year prior to the year of Closing shall be paid by or to Seller, as the case may be. This agreement shall expressly survive the Closing.

          (c) Utility Charges.  Except for utilities which are the
              ---------------
     responsibility of Tenant and for which Seller has not received payment, Seller shall pay all utility bills received prior to Closing and shall be responsible for utilities furnished to the Property prior to Closing. Purchaser shall be responsible for the payment of all bills for utilities furnished to the Property subsequent to the Closing. Seller and Purchaser hereby agree to prorate and pay their respective shares of all utility bills received subsequent to Closing, which agreement shall survive Closing.

     11.  Hazardous Substances.  To the Seller's knowledge, without a duty to
          --------------------
inquire: (a) there are not "hazardous substances" (as defined in Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq. as amended) at the Property that are not being used in
              ------
compliance with applicable regulations; (b) there has been no release or threat of release of any such hazardous substance; (c) the Property is not subject to regulation by any governmental entity as result of the presence of (A) stored, leaked or spilled petroleum products, (B) underground storage tanks, (C) an accumulation of rubbish, debris or other solid waste, or because of the presence, release, threat of release, discharge, storage, treatment, generation or disposal of any "hazardous waste" (as defined in the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., as amended), or "toxic
                                         -------
substance" (as defined in the Toxic Substance Control Act, 15 U.S.C. Section 2601 et seq., as amended), including without limitation asbestos and items or equipment containing polychlorinated biphenyls (PCBs) in excess of 50 parts per million; and (d) no environmental condition exists on the Property that either
(X) requires the owner of the Property to report such condition to any authority or agency of the State of Texas or (Y) requires the owner of the Property to make a notation of such condition in any public records or conveyancing instrument upon the conveyance of the Property.

     12.  Broker's Commission.  Seller has by separate agreement agreed to pay a
          -------------------
real estate commission to Wardman & Wooden (the "Broker"). Purchaser and Seller hereby represent each to the other that they have not discussed this Agreement or the subject matter hereof with any real estate broker or agent other than Broker so as to create any legal right in any such broker or agent to claim a real estate commission with respect to the conveyance of the Property contemplated by this Agreement. Seller shall and does hereby indemnify and hold harmless Purchaser from and against any claim, whether or not meritorious, for any real estate sales commission, finder's fees, or like compensation in connection with the sale contemplated hereby and arising out of any act or agreement of Seller. Likewise, Purchaser shall and does hereby indemnify and hold harmless Seller from and against any claim, whether or not meritorious, for any real estate sales commission, finder's fees, or like compensation in connection with the sale contemplated hereby and arising out of any act or agreement of Purchaser, except any such claim asserted by Broker or any broker or agent claiming under Broker. This Paragraph 12 shall survive the Closing or any termination of this Agreement.

     13.  Notices.  Wherever any notice or other communication is required or
          -------
permitted hereunder, such notice or other communication shall be in writing and shall be delivered by overnight courier, by hand, or sent by U.S. registered or certified mail, return receipt requested, postage prepaid, to the addresses set out below or at such other addresses as are specified by written notice delivered in accordance herewith:

      PURCHASER:         c/o Wells Capital, Inc.
                         3885 Holcomb Bridge Road
                         Norcross, Georgia 30092
                         Attn: Mr. Leo F. Wells, III

      with a copy to:    O'Callaghan & Stumm
                         3867 Holcomb Bridge Road, Suite 800
                         Norcross, Georgia 30092
                         Attn: William L. O'Callaghan, Jr., Esq.

      SELLER:            TCI Valwood Limited Partnership I
                         4245 North Central Expressway, Suite 600
                         Lock Box 100
                         Dallas, Texas 75205
                         Attn: Mr. Don Farris

      with a copy to:    Hirsch & Westheimer
                         25th Floor, NationsBank Center
                         Houston, Texas 77002
                         Attn: Boots Goldberg, Esq.

Any notice or other communication given as hereinabove provided shall be deemed effectively given or received on the date of delivery.

     14.  Possession.  Possession of the Property shall be granted by Seller to
          ----------
Purchaser on the date of funding, subject only to the Leases and the Permitted Exceptions.

     15.  Time Periods.  If the time period by which any right, option, or
          ------------
election provided under this Agreement must be exercised, or by which any act required hereunder must be performed, or by which the Closing must be held, expires on a Saturday, Sunday, or holiday, then such time period shall be automatically extended through the close of business on the next regularly scheduled business day in Dallas, Texas.

     16.  Survival of Provisions.  All covenants, warranties, and agreements set
          ----------------------
forth in this Agreement shall survive the execution or delivery of any and all deeds and other documents at any time executed or delivered under, pursuant to, or by reason of this Agreement, and shall survive the payment of all monies made under, pursuant to, or by reason of this Agreement, for a period of 12 months following Closing.

     17.  Severability.  This Agreement is intended to be performed in
          ------------
accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules, and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.

     18.  Authorization.  Purchaser represents to Seller that Agreement has been
          -------------
duly authorized and executed on behalf of Purchaser and constitutes the valid and binding agreement of Purchaser, enforceable in accordance with its terms, and all necessary action on the part of Purchaser to authorize the transactions herein contemplated has been taken, and no further action is necessary for such purpose.

     19.  General Provisions.  No failure of either party to exercise any power
          ------------------
given hereunder or to insist upon strict compliance with any obligation specified herein, and no custom or practice at variance with the terms hereof, shall constitute a waiver of either party's right to demand exact compliance with the terms hereof. This Agreement contains the entire agreement of the parties hereto, and no representations, inducements, promises, or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. Any amendment to this Agreement shall not be binding upon the parties hereto unless such amendment is in writing and executed by all parties hereto. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors, and assigns. Time is of the essence of this Agreement. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement. The headings inserted at the beginning of each paragraph are for convenience only, and do not add to or subtract from the meaning of the contents of each paragraph. This Agreement shall be construed and interpreted under the laws of the State of Texas. Except as otherwise provided herein, all rights, powers, and privileges conferred hereunder upon the parties shall be cumulative but not restrictive to those given by law. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender shall include all genders, and all references herein to the singular shall include the plural and vice versa.

     20.  AS IS, WHERE IS.
          ---------------

          (a) PURCHASER ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THOSE REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS AND GUARANTIES, IF ANY, IN THIS CONTRACT AND THE SPECIAL WARRANTY DEED CONVEYING THE PROPERTY, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED, OR STATUTORY, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO: (A) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY OR ANY PART THEREOF, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY; (B) THE ECONOMIC FEASIBILITY OF THE PROPERTY OR THE INCOME TO BE DERIVED FROM THE PROPERTY; (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY CONDUCT THEREON;
     (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY; (E) THE RENTABILITY, HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY; (F) THE PRESENCE OF ANY ENDANGERED OR THREATENED SPECIES ON THE PROPERTY, AS WELL AS THE SUITABILITY OF THE PROPERTY AS HABITAT FOR ANY OF THOSE SPECIES; (G) THE PRESENCE OR ABSENCE OF ANY HAZARDOUS SUBSTANCES (AS HEREINAFTER DEFINED) ON, UNDER OR ABOUT THE PROPERTY OR THE COMPLIANCE OF THE PROPERTY WITH THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND


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

     LIABILITY ACT, THE SUPERFUND AMENDMENT AND REAUTHORIZATION ACT, THE RESOURCE CONSERVATION RECOVERY ACT, THE FEDERAL WATER POLLUTION CONTROL ACT, THE FEDERAL ENVIRONMENTAL PESTICIDES ACT, THE CLEAN WATER ACT, THE CLEAN AIR ACT, THE TEXAS NATURAL RESOURCES CODE, THE TEXAS WATER CODE, THE TEXAS SOLID WASTE DISPOSAL ACT, THE TEXAS HAZARDOUS SUBSTANCES SPILL PREVENTION AND CONTROL ACT, ANY SO CALLED FEDERAL, STATE OR LOCAL "SUPERFUND" OR "SUPERLIEN" STATUTE, OR ANY OTHER STATUTE, LAW, ORDINANCE, CODE, RULE, REGULATION, ORDER OR DECREE REGULATING, RELATING TO OR IMPOSING LIABILITY (INCLUDING STRICT LIABILITY) OR STANDARDS OF CONDUCT CONCERNING ANY HAZARDOUS SUBSTANCES (HEREIN COLLECTIVELY CALLED THE HAZARDOUS SUBSTANCE LAWS). FOR PURPOSES OF THIS AGREEMENT, THE TERM "HAZARDOUS SUBSTANCES" SHALL MEAN AND INCLUDE THOSE ELEMENTS OR COMPOUNDS WHICH ARE CONTAINED ON THE LIST OF HAZARDOUS SUBSTANCES ADOPTED BY THE UNITED STATES ENVIRONMENTAL PROTECTION AGENCY AND THE LIST OF TOXIC POLLUTANTS DESIGNATED BY CONGRESS OR THE ENVIRONMENTAL PROTECTION AGENCY OR UNDER ANY HAZARDOUS SUBSTANCE LAWS, OR (H) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY.

          (b) The provisions of this Section 20 shall survive closing.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective seals to be affixed hereunto as of the day, month and year first above written.

                              "SELLER":

                              TCI Valwood Limited Partnership,
                              a Texas limited partnership


                              By:  TCI-Valwood, Inc., a Texas corporation, its
                                 general partner



                                 By: /s/Don Farris
                                    ---------------------------------
                                     Name: Don Farris
                                          ---------------------------
                                     Title: President
                                           --------------------------


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

                              "PURCHASER":

                              FUND VIII AND FUND IX ASSOCIATES, INC., a Georgia joint venture

                              By:  Wells Real Estate Fund VIII, L.P., a Georgia
                                 limited partnership

                                 By: Wells Partners, L.P., its general partner


                                     By: /s/ Edna B. King
                                        -----------------------------
                                        Name: Edna B. King
                                             ------------------------
                                        Title: Vice President
                                              -----------------------


                              By:  Wells Real Estate Fund IX, L.P., a Georgia
                                 limited partnership

                                 By: Wells Partners, L.P., its general partner


                                        By: /s/ Edna B. King
                                        -----------------------------
                                        Name: Edna B. King
                                             ------------------------
                                        Title: Vice President
                                              -----------------------

                              Schedule of Exhibits
                              --------------------

Exhibit "A"   -   Description of Land
Exhibit "B"   -   Copy of Lease
Exhibit "C"   -   Blanket Transfer and Assignment Form
Exhibit "D"   -   Assignment and Assumption of Lease
Exhibit "E"   -   FIRPTA Certificate


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